UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2011
COMPELLENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-33685 (Commission File Number)	37-1434895 (IRS Employer Identification No.)
7625 Smetana Lane
Eden Prairie, MN 55344
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (952) 294-3300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing or Standard; Transfer of Listing.
Item 3.03 Material Modification to Rights of Security Holders
Item 5.01 Changes in Control of Registrant
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 5.07. Submission of Matters to a Vote of Security Holders
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.1
EX-3.2

INTRODUCTORY NOTE
On February 22, 2011, Compellent Technologies, Inc., a Delaware corporation (the “Company”), completed its merger (the “Merger”) with Dell Trinity Holdings Corp., a Delaware corporation (“Merger Sub”), a wholly-owned subsidiary of Dell International L.L.C., a Delaware limited liability company (“Dell”). The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of December 12, 2010, entered into among the Company, Merger Sub and Dell, as amended as of January 31, 2011 (the “Merger Agreement”). The Merger Agreement was adopted by the Company’s stockholders at a special meeting of the Company’s stockholders held on February 22, 2011 (the “Special Meeting”), as described in Item 5.07 below. The Merger became effective on February 22, 2011 (the “Effective Time”), pursuant to the Certificate of Merger that was filed with the Secretary of State of the State of Delaware on such date. In the Merger, Merger Sub merged with and into the Company and the Company continued as the surviving corporation (the “Surviving Corporation”) and as a wholly-owned subsidiary of Dell.
Item 2.01 Completion of Acquisition or Disposition of Assets.
The information disclosed under Item 5.01 is incorporated by reference herein.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing or Standard; Transfer of Listing.
The information disclosed in the Introductory Note is incorporated by reference herein.
In connection with the completion of the Merger on February 22, 2011, the Company notified the New York Stock Exchange (“NYSE”) of the effectiveness of the Merger. As a result of the Merger, the Company no longer meets the numerical listing requirements of NYSE. The Company also notified the NYSE that each share of the Company’s common stock, par value $0.001 per share (the “Company’s Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares held by the Company, Dell, Merger Sub or any of their wholly-owned subsidiaries or by stockholders of the Company who have validly exercised their appraisal rights under Delaware law) was converted into the right to receive $27.75 in cash, without interest and subject to any required tax withholding (the “Merger Consideration”), and requested that NYSE file a notification of removal from listing on Form 25 with the Securities and Exchange Commission (the “SEC”) with respect to the Company’s Common Stock and suspend trading of the Company’s Common Stock on the NYSE prior to the opening of trading on February 23, 2011.
Item 3.03 Material Modification to Rights of Security Holders.
In connection with the consummation of the Merger, each share of the Company’s Common Stock issued and outstanding immediately prior to the Effective Time (other than shares held by the Company, Dell, Merger Sub or any of their wholly-owned subsidiaries or by stockholders of the Company who have validly exercised their appraisal rights under Delaware law) was converted into the right to receive the Merger Consideration. At the Effective Time, the Company’s stockholders immediately prior to the Effective Time ceased to have any rights as stockholders in the Company (other than their right to receive the Merger Consideration) and accordingly no longer have any interest in the Company’s future earnings or growth.
Item 5.01 Changes in Control of Registrant.
The information disclosed in the Introductory Note is incorporated by reference herein. Under the Merger Agreement, each share of the Company’s Common Stock issued and outstanding immediately prior to the Effective Time (other than shares held by the Company, Dell, Merger Sub or any of their wholly-owned subsidiaries or by stockholders of the Company who have validly exercised their appraisal rights under Delaware law) was converted into the right to receive the Merger Consideration.
All of the Company’s outstanding and unvested stock options that were granted pursuant to the Company’s 2002 Stock Option Plan vested immediately prior to the Effective Time. Each vested and outstanding stock option (including the options that vested contingent upon the consummation of the Merger in accordance with the preceding sentence) that was not exercised immediately prior to the Effective Time was terminated and converted into the right to receive, with respect to each share of the Company’s Common Stock subject to such stock option, a payment equal to the excess, if any, of $27.75 over the exercise price per share of such stock option. All of the Company’s stock options that were outstanding and unvested immediately prior to the Effective Time (other than any stock options that vest contingent upon the consummation of the Merger) were converted into or replaced with options to purchase common stock of Dell Inc.
The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, and the accompanying exhibits, incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 16, 2010 and Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 1, 2011.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.
In connection with the Merger, all members of the Company’s Board of Directors (Charles Beeler, Sherman Black, John P. Guider , Kevin Roberg, Philip E. Soran, David Spreng, Sven A. Wehrwein and Duston M. Williams) resigned as of the Effective Time, and the sole director of Merger Sub immediately prior to the Effective Time, Janet B. Wright, became the sole director of the Company immediately after the Effective Time.
In addition, in connection with the Merger, all officers of the Company (Philip E. Soran, the Company’s Chairman, President and Chief Executive Officer, John P. Guider, the Company’s Chief Operating Officer, Lawrence Aszmann, the Company’s Chief Technology Officer, John R. Judd, the Company’s Chief Financial Officer, and Brian Bell, the Company’s Vice President, Worldwide Sales) resigned as of the Effective Time, and the officers of Merger Sub immediately prior to the Effective Time (Michael S. Dell, Brian T. Gladden, Lawrence P. Tu, Gary Bischoping, Thomas Vallone, and Janet B. Wright) became the officers of the Company immediately after the Effective Time.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Pursuant to the Merger Agreement, at the Effective Time, the Certificate of Incorporation of the Company was amended and restated to be in the form of the Certificate of Incorporation of Merger Sub. The Amended and Restated Certificate of Incorporation of the Company is attached as Exhibit 3.1 hereto and incorporated herein by reference.
Pursuant to the Merger Agreement, at the Effective Time, the bylaws of the Company were amended and restated to be in the form of the bylaws of Merger Sub. The Amended and Restated Bylaws of the Surviving Corporation are attached as Exhibit 3.2 hereto and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Special Meeting was held at 10:00 a.m. Central time on February 22, 2011 at the Company’s offices at 7625 Smetana Lane, Eden Prairie, Minnesota 55344.
The Company’s Common Stock issued and outstanding as of the record date of January 4, 2011 and entitled to vote at the Special Meeting consist of 32,010,342 shares. Such shares were voted on two matters at the Special Meeting, both of which were approved pursuant to the following final voting results from the Special Meeting:
(1) To consider and vote upon a proposal to adopt the Merger Agreement.

FOR	AGAINST	ABSTAIN
26,645,867	139,191	10,526
(2) To vote to adjourn the Special Meeting, if necessary, for the purpose of soliciting additional proxies to vote in favor of the adoption of the Merger Agreement.

FOR	AGAINST	ABSTAIN
25,669,543	1,112,565	13,476
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
2.1
Agreement and Plan of Merger, dated as of December 12, 2010, by and among Dell International L.L.C., Dell Trinity Holdings Corp. and Compellent Technologies, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 16, 2010)*

2.2
Amendment No. 1 to Agreement and Plan of Merger, dated as of January 31, 2011, by and among Dell International L.L.C., Dell Trinity Holdings Corp. and Compellent Technologies, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 1, 2011)

3.1	Amended and Restated Certificate of Incorporation of Compellent Technologies, Inc.
3.2	Amended and Restated Bylaws of Compellent Technologies, Inc.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules, or any section thereof, to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Compellent Technologies, Inc.
Date: February 22, 2011	By:	/s/ Janet Wright
Janet Wright
Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit	Description
2.1
Agreement and Plan of Merger, dated as of December 12, 2010, by and among Dell International L.L.C., Dell Trinity Holdings Corp. and Compellent Technologies, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 16, 2010)*

2.2
Amendment No. 1 to Agreement and Plan of Merger, dated as of January 31, 2011, by and among Dell International L.L.C., Dell Trinity Holdings Corp. and Compellent Technologies, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 1, 2011)

3.1	Amended and Restated Certificate of Incorporation of Compellent Technologies, Inc.
3.2	Amended and Restated Bylaws of Compellent Technologies, Inc.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules, or any section thereof, to the SEC upon request.